Exhibit 33.2


[LOGO OF CLAYTON]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Clayton Fixed Income Services Inc. ("CFIS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"). The transaction covered by this report (the "Trust") for which CFIS acted as credit risk manager (the "Platform") is Fremont 2006-3.

2. The criteria listed in the column titled "Performed by CFIS" in Appendix A are those criteria applicable (in part) to the Platform under paragraph
      (d) of 1122 of Regulation AB and are those criteria for which this certification is required pursuant to the terms and conditions of the various trust agreements and/or pooling and servicing agreements (the "Transaction Documents") through which CFIS was retained to act as credit risk manager;

3. CFIS can only certify compliance with sub-parts (A) and (B) of the criteria set forth in 1122(d)(3)(i) because sub-parts (C) and (D) are not within the scope of services CFIS has been retained to provide to the Trusts.

      A. With respect to subparts (A) and (B) of 1122(d)(3)(i), management identified certain instances where certain component sections of specified in the Transaction Documents were not included in a given month's credit risk manager report. The component sections that were not included related to the prepayment analysis (CPR) and standard default assumption (SDA) components of the analytics reporting specified in the Transaction Documents. Although the original Transaction Documents have not been formally amended, the sponsor of these securitizations has indicated to CFIS that these reports should be excluded from the reports provided by CFIS. Management does not consider the foregoing to be a material instance of non-compliance with respect to the Platform as a whole.

      B. With respect to subpart (C) of 1122(d)(3)(i), CFIS is not required to file its reports with Securities Exchange Commission; per the Transaction Documents, the CFIS reports are to be included in the monthly filing responsibility for filing with the Commission rests with a party other than CFIS. Accordingly, the certification contained herein with respect to the Platform applies only to CFIS delivering its reports to the applicable third party responsible for including CFIS' reports with the Commission in accordance with the Commission's rules and regulations.

      C. With respect to subpart (D) of 1122(d)(3)(i), CFIS is not responsible for ensuring that its reports "agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer." CFIS' role (in part) in the transactions in which it is retained is to provide

Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007

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[LOGO OF CLAYTON]

            oversight functions with respect to the servicers in such transactions and to identify issues in the areas of collateral reporting. In connection with such role, CFIS would report on discrepancies it identified between the balance and number of pool assets as reported by the various transaction fiduciaries.

4. Those criteria listed in the column "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to CFIS based on the activities it performs with respect to the Platform;

5. Subject to the foregoing, CIFS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

6. Hein & Associates, a registered public accounting firm, has issued an attestation report on CFIS' assessment of compliance with the applicable servicing criteria for the Reporting Period. Such report is attached hereto.

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Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007

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[LOGO OF CLAYTON]

March 15, 2007

Clayton Fixed Income Services Inc

By: /s/ Kevin J. Kanouff
    ------------------------

Name: Kevin J. Kanouff
Title: President

Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007

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[LOGO OF CLAYTON]

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Regulation AB                                                         Performed     INAPPLICABLE
   Section                                                               by           SERVICING
  Reference                            Criteria                         CFIS          CRITERIA
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                         General Servicing Considerations
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
                    Policies and procedures are instituted to                             X
                    monitor any performance or other triggers
                    and events of default in accordance with
1122(d)(1)(i)       the transaction agreements.
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                    If any material servicing activities are                              X
                    outsourced to third parties, policies and
                    procedures are instituted to monitor the
                    third party's performance and compliance with
1122(d)(1)(ii)      such servicing activities.
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                    Any requirements in the transaction                                   X
                    agreements to maintain a back-up
                    servicer for the pool assets are
1122(d)(1)(iii)     maintained.
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                    A fidelity bond and errors and omissions                              X
                    policy is in effect on the party
                    participating in the servicing function
                    throughout the reporting period in the amount
                    of coverage required by and otherwise in
                    accordance with the terms of the transaction
1122(d)(1)(iv)      agreements.
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                        Cash Collection and Administration
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                    Payments on pool assets are deposited into                            X
                    the appropriate custodial bank accounts and
                    related bank clearing accounts no more than
                    two business days following receipt, or such
                    other number of days specified in the
1122(d)(2)(i)       transaction agreements.
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                    Disbursements made via wire transfer on                               X
                    behalf of an obligor or to an investor are
1122(d)(2)(ii)      made only by authorized personnel.
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                    Advances of funds or guarantees regarding                             X
                    collections, cash flows or distributions, and
                    any interest or other fees charged for such
                    advances, are made, reviewed and approved as
1122(d)(2)(iii)     specified in the transaction agreements.
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                    The related accounts for the transaction,                             X
                    such as cash reserve accounts or accounts
                    established as a form of
                    overcollateralization, are separately
                    maintained (e.g., with respect to
                    commingling of cash) as set forth in the
1122(d)(2)(iv)      transaction agreements.
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                    Each custodial account is maintained at a                             X
                    federally insured depository institution as
                    set forth in the transaction agreements. For
                    purposes of this criterion, "federally
                    insured depository institution" with respect
                    to a foreign financial institution means a
                    foreign financial institution that meets the
                    requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)       Securities Exchange Act.
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                    Unissued checks are safeguarded so as to prevent                      X
1122(d)(2)(vi)      unauthorized access.
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                    Reconciliations are prepared on a monthly                             X
                    basis for all asset-backed securities related
                    bank accounts, including custodial accounts
                    and related bank clearing accounts. These
                    reconciliations are (A) mathematically
                    accurate; (B) prepared within 30 calendar
                    days after the bank statement cutoff date, or
                    such other number of days specified in the
                    transaction agreements; (C) reviewed and
                    approved by someone other than the person who
                    prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These
                    reconciling items are resolved within 90
                    calendar days of their original
                    identification, or such other number of days
1122(d)(2)(vii)     specified in the transaction agreements.
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

Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007

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[LOGO OF CLAYTON]

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Regulation AB                                                         Performed     INAPPLICABLE
   Section                                                               by           SERVICING
  Reference                            Criteria                         CFIS          CRITERIA
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                      Investor Remittances and Reporting
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
                    Reports to investors, including those to be          X
                    filed with the Commission, are maintained in
                    accordance with the transaction agreements
                    and applicable Commission requirements.
                    Specifically, such reports (A) are prepared
                    in accordance with timeframes and other terms
                    set forth in the transaction agreements; (B)
                    provide information calculated in accordance
                    with the terms specified in the transaction
                    agreements; (C) are filed with the Commission
                    as required by its rules and regulations; and
                    (D) agree with investors' or the trustee's
                    records as to the total unpaid principal
                    balance and number of pool assets serviced by
1122(d)(3)(i)       the Servicer.
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                    Amounts due to investors are allocated and                            X
                    remitted in accordance with timeframes,
                    distribution priority and other terms set
1122(d)(3)(ii)      forth in the transaction agreements.
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                    Disbursements made to an investor are posted                          X
                    within two business days to the Servicer's
                    investor records, or such other number of
1122(d)(3)(iii)     days specified in the transaction agreements.
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                    Amounts remitted to investors per the                                 X
                    investor reports agree with cancelled
                    checks, or other form of payment, or
1122(d)(3)(iv)      custodial bank statements.
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                             Pool Asset Administration
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                    Collateral or security on pool assets is                              X
                    maintained as required by the transaction
                    agreements or related mortgage loan
1122(d)(4)(i)       documents.
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                    Pool assets and related documents are                                 X
                    safeguarded as required by the transaction
1122(d)(4)(ii)      agreements
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                    Any additions, removals or substitutions to                           X
                    the asset pool are made, reviewed and
                    approved in accordance with any conditions or
1122(d)(4)(iii)     requirements in the transaction agreements.
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                    Payments on pool assets, including any                                X
                    payoffs, made in accordance with the related
                    pool asset documents are posted to the
                    Servicer's obligor records maintained no more
                    than two business days after receipt, or such
                    other number of days specified in the
                    transaction agreements, and allocated to
                    principal, interest or other items (e.g.,
                    escrow) in accordance with the related pool asset
1122(d)(4)(iv)      documents.
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                    The Servicer's records regarding the pool                             X
                    assets agree with the Servicer's records
                    with respect to an obligor's unpaid
1122(d)(4)(v)       principal balance.
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                    Changes with respect to the terms or status                           X
                    of an obligor's pool assets (e.g., loan
                    modifications or re-agings) are made, reviewed
                    and approved by authorized personnel in
                    accordance with the transaction agreements and
1122(d)(4)(vi)      related pool asset documents.
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                    Loss mitigation or recovery actions (e.g.,                            X
                    forbearance plans, modifications and deeds
                    in lieu of foreclosure, foreclosures and
                    repossessions, as applicable) are initiated,
                    conducted and concluded in accordance with
                    the timeframes or other requirements
1122(d)(4)(vii)     established by the transaction agreements.
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

Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007

[LOGO OF CLAYTON]

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Regulation AB                                                          Performed     INAPPLICABLE
   Section                                                                by           SERVICING
  Reference                             Criteria                         CFIS          CRITERIA
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
                    Records documenting collection efforts are                            X
                    maintained during the period a pool asset is
                    delinquent in accordance with the transaction
                    agreements. Such records are maintained on at
                    least a monthly basis, or such other period
                    specified in the transaction agreements, and
                    describe the entity's activities in
                    monitoring delinquent pool assets including,
                    for example, phone calls, letters and payment
                    rescheduling plans in cases where delinquency
                    is deemed temporary (e.g., illness or
1122(d)(4)(viii)    unemployment).
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                    Adjustments to interest rates or rates of                             X
                    return for pool assets with variable rates
                    are computed based on the related pool
1122(d)(4)(ix)      asset documents.
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                    Regarding any funds held in trust for an                              X
                    obligor (such as escrow accounts): (A) such
                    funds are analyzed, in accordance with the
                    obligor's pool asset documents, on at least
                    an annual basis, or such other period
                    specified in the transaction agreements; (B)
                    interest on such funds is paid, or credited,
                    to obligors in accordance with applicable
                    pool asset documents and state laws; and (C)
                    such funds are returned to the obligor within
                    30 calendar days of full repayment of the
                    related pool assets, or such other number of
1122(d)(4)(x)       days specified in the transaction agreements.
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                    Payments made on behalf of an obligor (such                           X
                    as tax or insurance payments) are made on or
                    before the related penalty or expiration
                    dates, as indicated on the appropriate bills
                    or notices for such payments, provided that
                    such support has been received by the
                    Servicer at least 30 calendar days prior to
                    these dates, or such other number of days
1122(d)(4)(xi)      specified in the transaction agreements.
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                    Any late payment penalties in connection with                         X
                    any payment to be made on behalf of an
                    obligor are paid from the Servicer's funds
                    and not charged to the obligor, unless the
                    late payment was due to the obligor's error
1122(d)(4)(xii)     or omission.
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                    Disbursements made on behalf of an obligor                            X
                    are posted within two business days to the
                    obligor's records maintained by the Servicer,
                    or such other number of days specified in the
1122(d)(4)(xiii)    transaction agreements.
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                    Delinquencies, charge-offs and                                        X
                    uncollectible accounts are recognized and
                    recorded in accordance with the transaction
1122(d)(4)(xiv)     agreements.
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                    Any external enhancement or other support,                            X
                    identified in Item 1114(a)(1) through (3) or
                    Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)      set forth in the transaction agreements.
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

Certificate of Compliance - Regulation AB
Clayton Fixed Income Services; March 2007